Exhibit 99.1

AT THE COMPANY	ON THE WEB
Jeff Frericks	www.forestcity.net
Vice President - Capital Markets
216-621-6060

Jeff Linton
Senior Vice President – Corporate Communication
216-621-6060

Forest City Executes Merger Agreement, Subsidiary Amends Form S-4 as part of REIT Conversion

CLEVELAND, Ohio - September 15, 2015 - Forest City Enterprises, Inc. (“Forest City”) (NYSE: FCEA and FCEB) today announced that it had entered into an agreement and plan of merger (the “Merger Agreement”) by and among Forest City, Forest City Realty Trust, Inc. (“Forest City REIT”), FCILP, LLC (“FCILP”) and FCE Merger Sub, Inc. (“Merger Sub”), which was signed on September 15, 2015. As of the date of hereof, (i) Forest City REIT is a wholly-owned direct subsidiary of Forest City incorporated under the laws of the state of Maryland, (ii) FCILP is a wholly-owned direct subsidiary of Forest City REIT organized under the laws of the state of Delaware and (iii) Merger Sub is an Ohio corporation and is a wholly-owned subsidiary of Forest City REIT owned in part directly and in part through Forest City REIT’s interest in FCILP.

As previously disclosed, the merger is just one step in a series of transactions that will result in Forest City’s conversion to real estate investment trust status commencing with the taxable year ending December 31, 2016.  If the Merger is effected, Forest City will become a wholly owned subsidiary of Forest City REIT, with Class A and Class B common stock of Forest City, being exchanged on a one-for-one basis for Class A and Class B shares, respectively, of Forest City REIT. Forest City shareholders will be asked to approve the Merger Agreement at a special meeting of shareholders to be held on October 22, 2015.

Forest City also announced that today, that Forest City REIT has filed Amendment No. 2 to its Registration Statement on Form S-4 with the SEC.  The Form S-4 contains a preliminary proxy statement/prospectus for soliciting approval of the Merger Agreement.

About Forest City
Forest City is an NYSE-listed national real estate company with $10.3 billion in consolidated assets. Forest City is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate throughout the United States. For more information, visit www.forestcity.net.

Forward-Looking Statements
This communication contains forward-looking statements, including the statements regarding Forest City’s expected REIT conversion (the “REIT Conversion”). These forward-looking statements are based on assumptions and expectations that may not be realized and are inherently subject to numerous risks and uncertainties, which could cause actual results to differ materially from these statements. These risks and uncertainties include, among others, the inability to complete the REIT Conversion in a timely manner, the inability to complete the REIT Conversion due to the failure of either or both classes of Forest City’s shareholders to adopt one or more of the holding company merger proposal, the proposal to amend Forest City’s articles, and the proposals regarding Forest City REIT’s organizational documents, in each case as described in the proxy statement/prospectus that will be delivered to Forest City shareholders prior to the special meeting of shareholders, the failure to satisfy other conditions to completion of the REIT Conversion, including receipt of required third-party consents, the failure of the REIT Conversion to close for any other reason, the effect of the announcements regarding the REIT Conversion on the market price of Forest City common stock, the possibility that the anticipated benefits of the REIT Conversion will not be realized, or will not be realized within the expected time period, the inability to meet expectations regarding the accounting and tax treatments of the REIT Conversion, the possibility that the REIT Conversion may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, the impact on us of complying with requirements to qualify as a real estate investment trust under the Internal Revenue Code (the “Code”), the impact of issuing equity, debt or both to satisfy the Code requirement to distribute pre-real estate investment trust earnings and profits and other costs incident to effectuating our plan to so qualify, the impact of the amount and timing of any future distributions by Forest City and/or Forest City REIT, the impact of covenants that could prevent us from satisfying the distribution requirements under the Code that must be met in order for us to so qualify, our lack of experience operating as an entity that so qualifies, legislative, administrative, regulatory or other actions affecting real estate investment trusts, including positions taken by the Internal Revenue Service, our ability to achieve our strategic goals, changes in the market price of Forest City REIT’s common stock following the REIT Conversion, our ability to complete non-core asset dispositions, the impact to our deferred tax liability balance if we qualify as a real estate investment trust under the Code, the state of the economy and financial markets generally and the effect on our industry, and the market for our common stock. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors included in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, as updated by annual, quarterly and other reports and documents that we file with the SEC. We caution investors not to place undue reliance on the forward-looking statements contained in this communication. These statements speak only as of the date of this communication, and we undertake no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the REIT Conversion. In connection with the REIT Conversion, Forest City REIT has filed a registration statement on Form S-4 containing a preliminary proxy statement of Forest City and a preliminary prospectus of Forest City REIT with the SEC. The registration statement has not yet become effective, and this communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Forest City or Forest City REIT may file with the SEC or send to shareholders in connection with the REIT Conversion. INVESTORS ARE URGED TO READ THE FORM S-4 (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REIT CONVERSION. You may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about Forest City, Forest City REIT and the REIT Conversion, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about Forest City, Forest City REIT and the REIT Conversion can be obtained without charge by directing a request to Secretary, Terminal Tower, 50 Public Square, Suite 1360, Cleveland, Ohio 44113 or D.F. King & Co., Inc. (“D.F. King”), our proxy solicitor, at 48 Wall Street, New York, New York 10005; telephone: (866) 796-7179.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

Participants in Solicitation
Forest City, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of Forest City’s common stock in respect of the REIT Conversion. In addition, Forest City has engaged D.F. King to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

Information about the directors and executive officers of Forest City and their ownership of Forest City’s stock is set forth in the proxy statement for Forest City’s 2015 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of participants in the proxy solicitation, including their respective direct and indirect interests in the REIT Conversion, by reading the proxy statement/prospectus regarding the REIT Conversion once it is finalized and other relevant materials filed with the SEC.